Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2019
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information
18. Supplemental Cash Flow Information
a)Total cash, cash equivalents, restricted cash, and cash and restricted cash held for sale are as follows:

	December 31, 2019	December 31, 2018	December 31, 2017
	$	$	$
Cash and cash equivalents	353,241	424,169	445,452
Restricted cash – current	56,777	40,493	38,179
Restricted cash – non-current	44,849	40,977	68,543
Assets held for sale - cash	1,121	—	—
Assets held for sale - restricted cash	337	—	—
	456,325	505,639	552,174

The Company maintains restricted cash deposits relating to certain term loans, collateral for cross currency swaps (see Note 16), leasing arrangements, project tenders and amounts received from charterers to be used only for dry-docking expenditures and emergency repairs.

b)The changes in operating assets and liabilities for the years ended December 31, 2019, 2018, and 2017, are as follows:

	Year Ended December 31,
	2019	2018	2017
Accounts receivable	(38,811)	(25,090)	(1,925)
Prepaid expenses and other	(103,712)	(30,808)	3,118
Accounts payable	104,579	8,929	(14,499)
Accrued liabilities and other	33,121	32,215	118,137
	(4,823)	(14,754)	104,831

c)
Cash interest paid, including realized interest rate swap settlements, during the years ended December 31, 2019, 2018, and 2017, totaled $290.3 million, $242.9 million and $319.6 million, respectively. In addition, during the years ended December 31, 2019, 2018, and 2017, cash interest paid relating to interest rate swap amendments and terminations totalled $nil, $13.7 million and $0.6 million, respectively.

d)
During the year ended December 31, 2019, the Company entered into new or extended operating leases, primarily for in-chartered vessels, which resulted in the recognition of additional operating lease right-of-use assets and operating lease liabilities of $47.7 million.

e)
The associated sales of the Toledo Spirit and Teide Spirit by its owner during the years ended December 31, 2019 and December 31, 2018, respectively, resulted in the vessels being returned to their owner with the obligations related to finance lease being concurrently extinguished. As a result, the sales of the vessels and the concurrent extinguishment of the corresponding obligations related to finance lease of $23.6 million and $23.1 million for the years ended December 31, 2019 and December 31, 2018, respectively, were treated as non-cash transactions in the Company's consolidated statements of cash flows.

f)
As described in Note 23, in November 2017, Teekay Tankers acquired the outstanding shares of TIL through issuing 11.1 million Class A common shares, which was treated as a non-cash transaction in the Company's consolidated statement of cash flows. As a result of this transaction, Teekay Tankers acquired $37.6 million in cash and paid $6.8 million in professional fees.

g)
In 2017, the portion of the distributions paid in kind by Altera to the unitholders of Series C-1 Preferred Units and Series D Preferred Units of $12.7 million was treated as a non-cash transaction in the consolidated statements of cash flows.

h)
As at December 31, 2018, the Partnership had advanced $79.1 million to the Bahrain LNG Joint Venture and these advances were repayable on November 14, 2019. On the repayment date, the Partnership agreed to convert $7.9 million of advances into equity and agreed to convert the remaining advances of $71.2 million into a subordinated loan at an interest rate of 6% with no fixed repayment terms. Both of these transactions were treated as non-cash transactions in the Partnership's consolidated statements of cash flows for the year ended December 31, 2019.